EXHIBIT 99.1

This Ninth Amended and Restated Agreement made by the undersigned persons certifies that each undersigned person agrees that the statement on Schedule 13D/A, and all amendments thereto, to which this Exhibit 99.1 is attached is filed on behalf of each of them and the Group. The “Group” (as defined in Rule 13d-5(b)) may be deemed to be composed of the following persons:

•	James J. Kim

•	James J. Kim, as Trustee

•	Agnes C. Kim

•	John T. Kim

•	John T. Kim, as Trustee

•	David D. Kim

•	David D. Kim, as Trustee

•	Susan Y. Kim

•	Susan Y. Kim, as Trustee

•	David D. Kim Trust of 12/31/87

•	John T. Kim Trust of 12/31/87

•	Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of Alexandra Kim Panichello

•	Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of Jacqueline Mary Panichello

•	Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of Dylan James Panichello

•	Irrevocable Deed of Trust of James J. Kim for Jacqueline Mary Panichello dated 10/3/94

•	Irrevocable Deed of Trust of James J. Kim for Alexandra Kim Panichello dated 12/24/92

•	Irrevocable Deed of Trust of James J. Kim for Dylan James Panichello dated 10/15/01

•	Irrevocable Deed of Trust of James J. Kim for Allyson Lee Kim dated 10/15/01

•	Irrevocable Deed of Trust of James J. Kim FBO Jason Lee Kim dated 11/17/03

•	Irrevocable Deed of Trust of James J. Kim f/b/o Children of David D. Kim dated 11/11/05

•	James J. Kim 2008 Trust FBO Alexandra Kim Panichello and Descendants dated 2/5/08

•	James J. Kim 2008 Trust FBO Jacqueline Mary Panichello and Descendants dated 2/5/08

•	James J. Kim 2008 Trust FBO Dylan James Panichello and Descendants dated 2/5/08

•	James J. Kim 2008 Trust FBO Descendants of John T. Kim dated 2/5/08

•	James J. Kim 2008 Trust FBO Descendants of David D. Kim dated 2/5/08

•	The James & Agnes Kim Foundation, Inc.

•	915 Investments, LP

•	John T. Kim Children’s Trust UA dated 12/28/07

•	Sujoda Investments, LP

•	Susan Y. Kim 2012 Irrevocable Trust U/A Dated 7/26/12

•	John T. Kim 2012 Generation-Skipping Trust U/A Dated 12/11/12

•	John T. Kim 2012 Irrevocable Trust U/A Dated 12/11/12

•	James J. Kim 2013 Qualified Annuity Trust U/A Dated 5/17/13

•	James J. Kim 2014 Qualified Annuity Trust Dated 10/13/14

[Signature Page Follows]

Each undersigned further agrees the information as it pertains to each undersigned is accurate and complete and that each undersigned has no knowledge or reason to believe that information as it relates to the other persons making this filing is inaccurate.

Dated as of March 24, 2015

/s/ James J. Kim

James J. Kim

/s/ James J. Kim

James J. Kim, as Trustee

/s/ Agnes C. Kim

Agnes C. Kim

/s/ John T. Kim

John T. Kim

/s/ John T. Kim

John T. Kim, as Trustee

/s/ David D. Kim

David D. Kim

/s/ David D. Kim

David D. Kim, as Trustee

/s/ Susan Y. Kim

Susan Y. Kim

/s/ Susan Y. Kim

Susan Y. Kim, as Trustee

David D. Kim Trust of 12/31/87

By: /s/ David D. Kim

David D. Kim, as Trustee

John T. Kim Trust of 12/31/87

By: /s/ John T. Kim

John T. Kim, as Trustee

Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of Alexandra Kim Panichello

By: /s/ Susan Y. Kim

Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of Jacqueline Mary Panichello

By: /s/ Susan Y. Kim

Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of Dylan James Panichello

By: /s/ Susan Y. Kim

Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Jacqueline Mary Panichello dated 10/3/94

By: /s/ Susan Y. Kim

Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Alexandra Kim Panichello dated 12/24/92

By: /s/ Susan Y. Kim

Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Dylan James Panichello dated 10/15/01

By: /s/ Susan Y. Kim

Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Allyson Lee Kim dated 10/15/01

By: /s/ John T. Kim

John T. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim FBO Jason Lee Kim dated 11/17/03

By: /s/ John T. Kim

John T. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim f/b/o Children of David D. Kim dated 11/11/05

By: /s/ David D. Kim

David D. Kim, as Trustee

James J. Kim 2008 Trust FBO Alexandra Kim Panichello and Descendants dated 2/5/08

By: /s/ Susan Y. Kim

Susan Y. Kim, as Trustee

James J. Kim 2008 Trust FBO Jacqueline Mary Panichello and Descendants dated 2/5/08

By: /s/ Susan Y. Kim

Susan Y. Kim, as Trustee

James J. Kim 2008 Trust FBO Dylan James Panichello and Descendants dated 2/5/08

By: /s/ Susan Y. Kim

Susan Y. Kim, as Trustee

James J. Kim 2008 Trust FBO Descendants of John T. Kim dated 2/5/08

By: /s/ John T. Kim

John T. Kim, as Trustee

James J. Kim 2008 Trust FBO Descendants of David D. Kim dated 2/5/08

By: /s/ David D. Kim

David D. Kim, as Trustee

The James and Agnes Kim Foundation, Inc.

By: /s/ Susan Y. Kim

Susan Y. Kim, as Secretary

915 Investments, LP

By: /s/ James J. Kim

James J. Kim, as general partner

John T. Kim Children’s Trust UA dated 12/28/07

By: /s/ Susan Y. Kim

Susan Y. Kim, as Trustee

Sujoda Investments, LP

By: Sujoda Management, LLC, its general partner

By: /s/ Susan Y. Kim

Susan Y. Kim, as Manager

Susan Y. Kim 2012 Irrevocable Trust U/A Dated 7/26/12

By: /s/ James J. Kim

James J. Kim, as Trustee

John T. Kim 2012 Generation-Skipping Trust U/A Dated 12/11/12

By: /s/ James J. Kim

James J. Kim, as Trustee

John T. Kim 2012 Irrevocable Trust U/A Dated 12/11/12

By: /s/ James J. Kim

James J. Kim, as Trustee

James J. Kim 2013 Qualified Annuity Trust U/A dated 05/17/13

By: /s/ Susan Y. Kim

Susan Y. Kim, as Trustee

James J. Kim 2014 Qualified Annuity Trust dated 10/13/14

By: /s/ Susan Y. Kim

Susan Y. Kim, as Trustee